UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 19, 2024

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2024 (the “Closing Date”), Ares Capital Corporation (the “Company”), through its wholly owned, consolidated subsidiary, Ares Direct Lending CLO 4 LLC (“ADL CLO 4”), completed a $544.0 million term debt securitization (the “November 2024 Debt Securitization”). The November 2024 Debt Securitization is also known as a collateralized loan obligation and is an on-balance-sheet financing incurred by the Company.

In connection with the November 2024 Debt Securitization, ADL CLO 4 incurred (i) $464.0 million of Class A Senior Floating Rate Loans, which bear interest at Term SOFR (as defined in the CLO Indenture) plus 1.54% (the “Class A CLO Loans”), under a Class A credit agreement (the “Class A Credit Agreement”), dated as of the Closing Date, by and among ADL CLO 4, as borrower, the lender party thereto, and U.S. Bank Trust Company, National Association (“U.S. Bank”), as loan agent and collateral trustee and (ii) $80.0 million of Class B Senior Floating Rate Loans, which bear interest at Term SOFR plus 1.83% (the “Class B CLO Loans” and, together with the Class A CLO Loans, the “CLO Secured Loans”), under a Class B credit agreement (the “Class B Credit Agreement” and, together with the Class A Credit Agreement, the “CLO Credit Agreements”), dated as of the Closing Date, by and among ADL CLO 4, as borrower, the lender party thereto, and U.S. Bank, as loan agent and collateral trustee. The CLO Secured Loans are scheduled to mature on October 24, 2036. In addition, in connection with the November 2024 Debt Securitization, ADL CLO 4 issued the following classes of notes pursuant to an indenture (the “CLO Indenture”), dated as of the Closing Date, between ADL CLO 4, as issuer, and U.S. Bank, as collateral trustee: (i) Class A Senior Floating Rate Notes due October 24, 2036, which bear interest at Term SOFR plus 1.54% and were issued with an initial principal balance of $0 (the “Class A CLO Notes”); (ii) Class B Senior Floating Rate Notes due October 24, 2036, which bear interest at Term SOFR plus 1.83% and were issued with an initial principal balance of $0 (the “Class B CLO Notes” and, together with the Class A CLO Notes, the “CLO Secured Notes”); and (iii) $260.1 million of Subordinated Notes due October 24, 2036, which do not bear interest (the “CLO Subordinated Notes”).

The Class A CLO Loans and the Class B CLO Loans may be converted by the lender into Class A CLO Notes and Class B CLO Notes, respectively, on any business day, subject to certain conditions under the CLO Credit Agreements and the CLO Indenture. The Company retained all of the CLO Subordinated Notes, which are unsecured obligations of ADL CLO 4, and will accordingly be eliminated on consolidation.

The CLO Secured Notes and the CLO Secured Loans are the secured obligation of ADL CLO 4 and are backed by a diversified portfolio of first lien senior secured loans contributed by the Company to ADL CLO 4 on the Closing Date pursuant to the terms of a contribution agreement (the “Contribution Agreement”). The CLO Indenture and the CLO Credit Agreements contain certain conditions pursuant to which additional loans can be acquired by ADL CLO 4, in accordance with rating agency criteria or as otherwise agreed with the lender who extended the CLO Secured Loans. Through October 24, 2028, all principal collections received on the underlying collateral may be used by ADL CLO 4 to purchase new collateral under the direction of Ares Capital Management LLC, the Company’s investment adviser, in its capacity as asset manager (the “Asset Manager”) to ADL CLO 4 under an asset management agreement (the “Asset Management Agreement”) and in accordance with the Company’s investment strategy, including additional collateral that may be purchased from the Company, pursuant to the terms of a master purchase and sale agreement (the “Master Purchase Agreement”), between the Company as seller and ADL CLO 4 as buyer. The Asset Manager will waive any management fees that relate to the Company’s ownership of the CLO Subordinated Notes. In addition, U.S. Bank also serves as collateral administrator for ADL CLO 4 under a collateral administration agreement (the “Collateral Administration Agreement”) among ADL CLO 4, the Asset Manager and U.S. Bank.

The CLO Credit Agreements and the CLO Indenture include customary covenants and events of default. The CLO Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company expects to use the net proceeds of the offering to repay certain outstanding indebtedness under its debt facilities. The Company may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

The foregoing descriptions of the Contribution Agreement, the CLO Credit Agreements, the CLO Indenture, the CLO Secured Loans, the CLO Secured Notes, the CLO Subordinated Notes, the Asset Management Agreement, the Collateral Administration Agreement and the Master Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Contribution Agreement, the CLO Credit Agreements, the CLO Indenture, the CLO Secured Loans, the CLO Secured Notes, the CLO Subordinated Notes, the Asset Management Agreement, the Collateral Administration Agreement and the Master Purchase Agreement, respectively, each filed as exhibits hereto or included within such exhibits, as applicable, and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
4.1	Indenture and Security Agreement, dated as of November 19, 2024, by and between Ares Direct Lending CLO 4 LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of Class A Senior Floating Rate Notes due 2036 (contained in the Indenture filed as Exhibit 4.1 hereto)

4.3	Form of Class B Senior Floating Rate Notes due 2036 (contained in the Indenture filed as Exhibit 4.1 hereto)

4.4	Form of Subordinated Notes due 2036 (contained in the Indenture filed as Exhibit 4.1 hereto)

10.1	Class A Credit Agreement, dated as of November 19, 2024, by and among Ares Direct Lending CLO 4 LLC, as borrower, the lenders party thereto, and U.S. Bank Trust Company, National Association, as loan agent and collateral trustee

10.2	Class B Credit Agreement, dated as of November 19, 2024, by and among Ares Direct Lending CLO 4 LLC, as borrower, the lenders party thereto, and U.S. Bank Trust Company, National Association, as loan agent and collateral trustee

10.3	Collateral Administration Agreement, dated as of November 19, 2024, by and between Ares Direct Lending CLO 4 LLC, as issuer, Ares Capital Management LLC, as asset manager, and U.S. Bank Trust Company, National Association as collateral administrator

10.4	Asset Management Agreement, dated as of November 19, 2024, by and between Ares Direct Lending CLO 4 LLC, as issuer and Ares Capital Management LLC, as asset manager

10.5	Master Purchase and Sale Agreement, dated as of November 19, 2024, by and between Ares Capital Corporation, as seller, and Ares Direct Lending CLO 4 LLC, as buyer

10.6	Contribution Agreement, dated as of November 19, 2024, by and between Ares Capital Corporation, as transferor, and Ares Direct Lending CLO 4 LLC, as transferee

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION
Date: November 25, 2024
	By:	/s/ Scott C. Lem
Name: Scott C. Lem
Title: Chief Financial Officer and Treasurer